INTERNATIONAL FOOD PRODUCTS GROUP, INC.
                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International Food Products Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph R. Rodriguez, Jr., Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Joseph R. Rodriguez, Jr.
---------------------------------------
Joseph R. Rodriguez, Jr.
Principal  Financial  Officer
May 6, 2005

     A signed original of this written statement required by Section 906 has been provided to International Food Products Group, Inc. and will be retained by International Food Products Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.